UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE

SECURITIES EXCHANGE ACT OF 1934

☒  Filed by the Registrant        ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Information Statement
☐	Definitive Information Statement Only
☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

CARDIFF INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided  by  Exchange  Act Rule 0-11 (a) (2) and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party: ____________________________
4)	Date Filed: ____________________________

CARDIFF INTERNATIONAL, INC.

2747 Paradise Road Unit 1103

Las Vegas, NV 89109

(818) 783-2100

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Date of Mailing: June ___, 2013

TO THE STOCKHOLDERS OF CARDIFF INTERNATIONAL, INC.:

The attached Information Statement is furnished by the Board of Directors (the "Board") of Cardiff International, Inc. (the "Company," "we" or "us"). The Company, a Colorado corporation, is a public company registered with the Securities and Exchange Commission.

On June 3, 2013, stockholders holding 87,175,922 shares, or approximately 51%, of our issued and outstanding no par value common stock ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was sufficient to approve the Certificate of Amendment under Colorado law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the common stockholders of the Company have approved, which will increase the Company’s authorized shares of capital stock to 3,000,000,000 common shares from 250,000,000 shares; change the par value of the common shares to 0.00001; and to authorize 2 classes of preferred stock having 4 Class A and 10,000,000 Class B.

The Articles of Amendment will become effective upon filing with the Colorado Secretary of State, which can occur no earlier than twenty (20) calendar days after the filing and dissemination of the Definitive Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There are no stockholder dissenters' or appraisal rights in connection with any of the matters discussed in this Information Statement.

Please read this Notice and Information Statement carefully and in its entirety.  It describes the terms of the actions taken by the stockholders.

Although you will not have an opportunity to vote on the approval of the Articles of Amendment, this Information Statement contains important information about the Articles of Amendment.

By Order of the Board of Directors

/s/ Daniel Thompson
Daniel Thompson, Chairman, CEO and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

         The Information Statement is available at: www.missiontuition.com

CARDIFF INTERNATIONAL, INC.

2747 Paradise Road Unit 1103

Las Vegas, NV 89109

(818) 783-2100

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Cardiff International, Inc., a Colorado corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of the Company's stockholders, who collectively own 51% of the Company's sole class of outstanding capital stock as of the record date of May 29, 2013 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Colorado Business Corporation and the Company’s Articles of Incorporation. This Information Statement is being mailed to the stockholders of the Company, as of the Record Date, on June ___, 2013.

On June 03, 2013, the Board of Directors approved, and recommended to the stockholders for approval, amendments to the Company's Articles of Incorporation (the "Articles of Amendment") that will increase the number of shares of common stock that we are authorized to issue to 3,000,000,000 from 250,000,000; change the par value of the common stock to 0.00001; and to authorize 2 classes of preferred stock having 4 Class A and 10,000,000 Class B. The full text of the Articles of Amendment is attached to this Information Statement as Appendix A.

On June 10, 2013, stockholders holding 87,175,922 shares, or approximately 51% of our issued and outstanding Common Stock consented in writing to the Articles of Amendment. This consent was sufficient to approve the Articles of Amendment under Colorado law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Articles of Amendment. Colorado law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Colorado corporate law, stockholders have no appraisal or dissenters' rights in connection with the Articles of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Articles of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

1

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

In some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our President at (818) 783-2100, and requests in writing should be sent to Cardiff International, Inc., Attention President, 2747 Paradise Road Unit 1103, Las Vegas, NV, 89109, USA.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK TO 3,000,000,000 FROM 250,000,000; CHANGE IN THE PAR VALUE OF COMMON STOCK TO 0.00001; AND TO AUTHORIZE 2 CLASSES OF PREFERRED STOCK HAVING 4 CLASS A AND 10,000,000 CLASS B.

The Board of Directors has approved an amendment to the Articles of Incorporation that would increase the Company’s authorized shares of common stock to 3,000,000,000 shares from 250,000,000 shares; to change the par value of the Common Stock to 0.00001; and to authorize 2 classes of Preferred Stock have 4 class A and 10,000,000 Class B.  The amendment will become effective when it is filed with the Secretary of State of Colorado.

The Articles of Amendment provide Paragraph 1 of Article V shall be amended to read as follows:

“The Corporation shall have 3 classes of stock. The total number of shares of stock which this Corporation shall have authority to issue is 3,010,000,004, of which 3,000,000,000 shares shall be Common Stock, $0.00001 par value per share (the Common Stock"); and 4 shares shall be Series A Preferred Stock, $0.0001 par value per share (the "Series A Preferred Stock"); and 10,000,000 shares shall be Series B Preferred Stock, $0.0001 par value per share (the "Series B Preferred Stock", and together with the Series A Preferred Stock, the `Preferred Stock") of which the certificate of designation, preferences, rights and limitations can be found in Exhibit A;. Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the preferred stock from time to time In one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such preferred stock. Subject to the powers, preference, and rights of any preferred stock, including any series thereof, having any preference or priority over, or rights superior to, the common stock and except as otherwise provided by law, the holders of common stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of common stock shall be entitled to one vote..”

Reasons for the Increase in the Number of Authorized Shares

As of May 29, 2013, of the 250,000,000 shares of common stock authorized by our Articles of Incorporation, 188,587,221 shares were issued and outstanding.  The amendment will increase the number of shares of authorized common stock to 3,000,000,000, leaving 2,811,412,779 shares of common stock authorized for issuance.

We expect that our growth may require the use of our common stock from time to time as part of financing transactions pursuant to which we would issue shares of our common stock or securities convertible into our common stock.  Such shares may be issued in both public and private offerings of our securities.  We may also need to have common stock available for transactions such as acquisitions or employee incentives. By increasing our authorized shares to 3,000,000,000, which will leave us with 2,811,412,779 shares of authorized common stock for issuance, we will have greater flexibility in negotiating future transactions, since our ability to complete the transaction will not be subject to the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed.  Our stockholders do not have any preemptive rights to purchase additional shares of our common stock.  We presently have no plans, proposals or arrangements to issue any of the authorized shares of common stock that would be newly available for any specific purpose, including future financings.

2

Effects of the Increase to the Number of Authorized Shares

Possible Dilution from Future Issuance of Additional Shares.   The amendment will increase the number of authorized shares of common stock to 3,000,000,000 from 250,000,000 shares, and the interests of the holders of our common stock could be diluted as a resulted.  Any future issuance of additional shares of our common stock could dilute future earnings per share, book value per share and the voting power and percentage ownership of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares.   Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock.  Our board of directors could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  A future issuance of additional shares of common stock could be made to render more difficult an attempt to obtain control of us, even if it appears the be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain and acquisition premium for their shares or remove incumbent management.  Although the increase in the number of authorized shares of our common stock may have an anti-takeover effect, the amendment has been proposed for the reasons stated above under the heading “Reasons for Amendment.”  Our board of directors has no present intention to use the proposed increase in the authorized shares of our common stock as a measure aimed at discouraging takeover efforts.

Neither our Articles of Incorporation nor our by-laws presently contain provisions having an anti-takeover effect and the amendment is not part of a plan by management to adopt a series of such amendments.  Although it may do so, management does not presently intend to propose anti-takeover measures.  Management currently has no knowledge of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Our common stock is traded on OTC Markets which is a quotation service, not an exchange.  OTC Markets does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting nor does it have requirements calling for shareholder vote on issuances of additional shares.

Advantages and Disadvantages of the increase to the Authorized Shares

As noted above, increasing the number of additional shares of common stock will provide us with the advantage of having greater flexibility in effecting possible future financings without the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed.  However, there is a disadvantage to our existing shareholders in that the issuance of additional shares of common stock will dilute their holdings.  Furthermore, any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock, even if our shareholders believe that such action would be in their best interests.

Change in Par Value of Our Common Stock

Our board of directors has adopted a resolution to amend our articles of incorporation to change the par value of our common stock from $0.001 per share to $0.00001 per share.  The amendment will not have any material effect on our business, operations, reporting requirements or stock price.  Stockholders will not be required to have new stock certificates reflecting the change in the par value.  A copy of the proposed resolution adopting the amendment to our articles of incorporation to change our par value per share is contained in Attachment A to this Information Statement.  The amendment will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Colorado following the corporate actions described in this Information Statement.

We believe that a change from a par value of $0.001 to a par value of $0.00001 will provide us with greater flexibility in utilizing our common shares for various corporate purposes.  We also believe that a reduction in par value will provide us with greater flexibility with respect to the issuance of stock and stock-based compensation because Colorado law requires that we receive at least the par value per share as payment for our common stock.

Par value is used to designate the lowest value for which a corporation can sell its stock, and is used in valuing the common stock on a corporation balance sheet.  Historically, the concepts of par value and the stated capital of a corporation were to protect creditors and senior security holders by ensuring that a corporation received at least the par value as consideration for issuance of its shares.  Over time, these concepts have lost their significance for the most part.  In fact, Colorado corporate law permits the issuance of shares without par value.  Most newly formed companies, including most of our peers, have no par value or a minimal par value.  The proposed change in par value will place us among our peers with respect to our par value.

3

Furthermore, the reduction in the par value would have no effect on our stockholders’ equity as computed according to generally accepted accounting principles and as such equity is shown in our financial statements.  The change in the par value would not change the number of authorized shares of our common stock.  The change in par value will also not affect our outstanding options or employee benefit plans.

The change from par value of $0.001 per share to $0.00001 per share will result in a reclassification of charges on our balance sheet, shifting values within the “stockholder’s equity” category between the “common stock” line item and the “additional paid in capital” line item.  This reclassification will not affect the net value of the “stockholders’ equity” line item, and thus will not affect the overall balance sheet values. The change will not affect our profit and loss statement.

Authorization of two classes of Preferred Stock

The board of directors has determined that it is advisable to protect management and its stock holders from the dilution in the open market, by amending its Articles of Incorporation and Corporate bylaws, to create two distinctly separate classes of preferred stock. Here are the rights and privileges:

CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK

1.1 DESIGNATION. The class of stock of this corporation shall be named and designated “Series A Preferred Stock”. It shall have 4 shares authorized at $0.0001 par value per share, and are authorized pursuant to Article V of the Corporation's Amended Certificate of Incorporation (the “Series A Preferred Stock” or “Series A Preferred Shares”).

1.2 CONVERSION RIGHTS.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of conversion.

b. Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + all shares of Series B Preferred Stocks issued and outstanding at time of conversion}]

divided by:

[the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion]

1.3 ISSUANCE. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

For retirement of debt:

     n

∑ x i     =    number of shares of Series A Preferred Stock to be issued

  i   = 1

where x 1 + x 2 + x 3 …+… x n represent the discrete notes and other obligations owed the lender (holder), which are being retired.

1.4 VOTING RIGHTS.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of voting.

b. Each individual share of Series A Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B Preferred Stocks issued and outstanding at time of voting}]

divided by: [the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

4

CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK

1.1. DESIGNATION AND NUMBER OF SHARES. 10,000,000 shares of Series B Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), are authorized pursuant to Article V of the Corporation's Amended Certificate of Incorporation (the “Series B Preferred Stock” or “Series B Preferred Shares”).

1.2. DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

1.3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalization and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed to the holders of the Corporation's Common Stock.

1.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series B Preferred Stock shall be convertible at par value $0.00001 per share (the “Series B Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.00001 per share (the "Common Stock") equal to the price of the Series B Preferred Stock as stated in 2.6 of the Bylaws, divided by the par value of the Series B Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2.50 price per share of Series B Preferred Stock, and a par value of $0.0001 per share for Series B Preferred each share of Series B Preferred Stock would be convertible into 250,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice.

(d) Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.5 VOTING RIGHTS. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

1.6 PRICE.

(a) The initial price of each share of Series B Preferred Stock shall be $2.50.

5

(b) The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

LOCK-UP RESTRICTIONS ON CONVERSION.  Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of May 29, 2013, for (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's executive officers, (iii) each of the Company's directors and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 250,000,000 shares of Common Stock outstanding for issuance as of May 29, 2013.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of May 29, 2013, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Shareholder(4)	Common Stock (1)		Percentage

Daniel Thompson (2)	31,019,675	(3)	16.4%

Joseph DiLeonardo (2)	19,466,667	(4)	10.3%

James Cameron	10,000,000		5.3%

Stuart Cameron	10,000,000		5.3%

All officers and directors as a group 2 persons	50,486,342		26.7%

TOTAL	188,587,22		100%

(1)	For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after May 29, 2013. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after May 29, 2013 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)	These are the officers and directors of the Company.

(3)	Includes 31,019,675 shares owned by the Thompson Family Trust.

(4)	Includes 19,466,667 shares issued in the name of Mr. DiLeonardo.

6

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*                Quarterly Reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Daniel Thompson
Daniel Thompson, Chairman, CEO and Director
Las Vegas, Nevada
June ___, 2013

7

APPENDIX “A”

Articles of Amendment

To the

Articles of Incorporation

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is CARDIFF INTERNATIONAL, INC.

SECOND:  The following amendment to the Articles of Incorporation was adopted on June 10, 2013, as prescribed by the Colorado Business Corporation Act, in the manned marked by an “X” below:

Paragraph 1 of Article V of the Articles of Incorporation shall be amended to read as follows:

‘The Corporation shall have 3 classes of stock. The total number of shares of stock which this Corporation shall have authority to issue is 3,010,000,004, of which 3,000,000,000 shares shall be Common Stock, $0.00001 par value per share (the Common Stock"); and 4 shares shall be Series A Preferred Stock, $0.0001 par value per share (the "Series A Preferred Stock"); and 10,000,000 shares shall be Series B Preferred Stock, $0.0001 par value per share (the "Series B Preferred Stock", and together with the Series A Preferred Stock, the `Preferred Stock") of which the certificate of designation, preferences, rights and limitations can be found in Exhibit A;. Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the preferred stock from time to time In one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such preferred stock. Subject to the powers, preference, and rights of any preferred stock, including any series thereof, having any preference or priority over, or rights superior to, the common stock and except as otherwise provided by law, the holders of common stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of common stock shall be entitled to one vote.

CERTIFICATE OF DESIGNATION, SERIES A PREFERRED STOCK

1.1 DESIGNATION. The class of stock of this corporation shall be named and designated “Series A Preferred Stock”. It shall have 4 shares authorized at $0.0001 par value per share, and are authorized pursuant to Article V of the Corporation's Amended Certificate of Incorporation (the “Series A Preferred Stock” or “Series A Preferred Shares”).

1.2 CONVERSION RIGHTS.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall be convertible into the number of shares of Common Stock which equals four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of conversion, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of conversion.

b. Each individual share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of conversion + all shares of Series B Preferred Stocks issued and outstanding at time of conversion}]

divided by:

[the number of shares of Series A Preferred Stock issued and outstanding at the time of conversion]

1.3 ISSUANCE. Shares of Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by Management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula:

A-1

For retirement of debt:

     n

∑ x i     =    number of shares of Series A Preferred Stock to be issued

  i   = 1

where x 1 + x 2 + x 3 …+… x n represent the discrete notes and other obligations owed the lender (holder), which are being retired.

1.4 VOTING RIGHTS.

a. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: i) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of Series B Preferred Stocks which are issued and outstanding at the time of voting.

b. Each individual share of Series A Preferred Stock shall have the voting rights equal to:

[four times the sum of: {all shares of Common Stock issued and outstanding at time of voting + all shares of Series B Preferred Stocks issued and outstanding at time of voting}]

divided by: [the number of shares of Series A Preferred Stock issued and outstanding at the time of voting]

CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK

1.1. DESIGNATION AND NUMBER OF SHARES. 10,000,000 shares of Series B Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), are authorized pursuant to Article V of the Corporation's Amended Certificate of Incorporation (the “Series B Preferred Stock” or “Series B Preferred Shares”).

1.2. DIVIDENDS. The holders of Series B Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

1.3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalization and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed to the holders of the Corporation's Common Stock.

1.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series B Preferred Stock shall be convertible at par value $0.00001 per share (the “Series B Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.00001 per share (the "Common Stock") equal to the price of the Series B Preferred Stock as stated in 2.6 of the Bylaws, divided by the par value of the Series B Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $2.50 price per share of Series B Preferred Stock, and a par value of $0.0001 per share for Series B Preferred each share of Series B Preferred Stock would be convertible into 250,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series B Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

A-2

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B submitting such conversion notice.

(d) Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.5 VOTING RIGHTS. Each share of Series B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

1.6 PRICE.

(a) The initial price of each share of Series B Preferred Stock shall be $2.50.

(b) The price of each share of Series B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

LOCK-UP RESTRICTIONS ON CONVERSION.  Shares of Series B Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.’

___           No shares have been issued or Directors Elected – Action by Incorporators.

___           No shares have been issued but Directors Elected – Action by Directors.

___           Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

  X              Such amendment was adopted by a vote of the shareholders.  The number of shares voted for the amendment was sufficient for approval.

THIRD: If changing the corporate name, the new name of the corporation is: __________

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: ___________________________________________________

If these amendments are to have a delayed effective date, please list that date:________

(Not to exceed 90 days from the date of filing)

CARDIFF INTERNATIONAL, INC.

By:_____________________________
Title:____________________________

A-3